Exhibit 10.11
AMENDMENT NO. 2, dated as of October 1, 2026 (this “Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 14, 2021 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement), among NEW YORK RANGERS, LLC, a Delaware limited liability company (the “Borrower”), the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Agent (in such capacity, the “Agent”).
WHEREAS, the Borrower and the Lenders party hereto have agreed to amend the Existing Credit Agreement pursuant to Section 2 below (the Existing Credit Agreement, as so amended, the “Amended Credit Agreement”); and
WHEREAS, each Lender party hereto (constituting the Required Lenders (as defined in the Existing Credit Agreement)) has agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment Effective Date.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby, intending to be legally bound hereby, agree as follows:
SECTION 1. Rules of Interpretation. The rules of interpretation set forth in Section 1.03 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2. Amendments to the Credit Agreement. Pursuant to Section 8.02 of the Existing Credit Agreement, effective as of the Amendment Effective Date upon the satisfaction of the conditions precedent set forth in Section 4 hereof:
(a) Section 1.01 of the Existing Credit Agreement shall be amended to add the following terms in the appropriate alphabetical order:
“Rangers Spinoff” means the separation of the business of Spinco, as more fully described in Spinco’s registration statement on Form 10 filed with the SEC on September 3, 2026, from Parent’s other businesses.
“Spinco” means MSGS Spinco, Inc. (to be renamed MSG Rangers Corp.), a Nevada corporation.
(b) The following definition set forth in Section 1.01 of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

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“Parent” means, prior to the consummation of the Rangers Spinoff, Madison Square Garden Sports Corp., a Nevada corporation, and any successor thereto, and, upon the consummation of the Rangers Spinoff, Spinco, and any successor thereto.
SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Agent and to each of the Lenders that:
(a) This Amendment has been duly executed and delivered by it and each of this Amendment and the Amended Credit Agreement constitutes (assuming due execution hereof by the parties hereto other than the Borrower) a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and to general principles of equity.
(b) After giving effect to the Amendment, the representations and warranties of the Borrower set forth in the Loan Documents (including the Amended Credit Agreement) are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date.
(c) At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.
SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower and (ii) each Lender party hereto (constituting the Required Lenders).
Notwithstanding the foregoing, this Amendment shall cease to have any force or effect if the Rangers Spinoff (as defined above) has not occurred on or prior to March 31, 2027.
SECTION 5. Reaffirmation. The Borrower hereby confirms its pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents to which it is party and agrees that, notwithstanding the effectiveness of this Amendment and the consummation of the transactions contemplated hereby (including the amendment of the Existing Credit Agreement), such pledges, grants of security interests and other agreements of the Borrower shall (except as modified by this Amendment) continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Amended Credit Agreement and the other Loan Documents. The Borrower confirms that the secured liabilities described in the Security Documents to which it is party includes Indebtedness, liabilities and obligations arising under or in relation to the Amended Credit Agreement and that the Liens thereunder extend thereto. The Borrower further agrees to take any action that may be required under any applicable law or that is reasonably requested by the Agent to ensure compliance by the

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Borrower with Section 5.07 of the Amended Credit Agreement and hereby reaffirms its obligations under each similar provision of each Security Document to which it is a party.
SECTION 6. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver or novation of or otherwise affect the rights and remedies of the Lenders, the Agent or the Borrower under the Amended Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances. After the Amendment Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Amended Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION 7. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 8.09(b), 8.09(c), 8.09(d) AND 8.10 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
SECTION 8. Counterparts; Amendment. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Agent and the Lenders party hereto.
SECTION 9. Fees and Expenses.
(a) The Borrower agrees to reimburse the Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment to the extent required under Section 8.03(a) of the Existing Credit Agreement.

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SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

NEW YORK RANGERS, LLC, as the Borrower
By
/s/ Paul DiCicco
Name: Paul DiCicco
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 2 to Second Amended & Restated Credit Agreement (New York Rangers)]

JPMORGAN CHASE BANK, N.A., individually and as Agent
By
/s/ Sebastian Leszczuk
Name: Sebastian Leszczuk
Title: Vice President
[Signature Page to Amendment No. 2 to Second Amended & Restated Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 14, 2021, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

BANK OF AMERICA, N.A.
Name of Lender

By
/s/ Michael Bruggeman
Name: Michael Bruggeman
Title: Vice President

[Signature Page to Amendment No. 2 to Second Amended & Restated Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 14, 2021, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

Flagstar Bank, N.A.
Name of Lender

By
/s/ Stephen Levandowski
Name: Stephen Levandowski
Title: Vice President

[Signature Page to Amendment No. 2 to Second Amended & Restated Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 14, 2021, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

PNC BANK, NATIONAL ASSOCIATION
Name of Lender

By
/s/ Blaise Schultheis
Name: Blaise Schultheis
Title: Managing Director

[Signature Page to Amendment No. 2 to Second Amended & Restated Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 14, 2021, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

Truist Bank
Name of Lender

By
/s/ Hamilton Bailey
Name: Hamilton Bailey
Title: Director

[Signature Page to Amendment No. 2 to Second Amended & Restated Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 14, 2021, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

Capital One, National Association
Name of Lender

By
/s/ YanLin Yin
Name: YanLin Yin
Title: Sr Manager

[Signature Page to Amendment No. 2 to Second Amended & Restated Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 14, 2021, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

City National Bank
Name of Lender

By
/s/ Todd Rothermel
Name: Todd Rothermel
Title: Vice President

[Signature Page to Amendment No. 2 to Second Amended & Restated Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 14, 2021, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

Northwest Bank
Name of Lender

By
/s/ Gordon Saint-Denis
Name: Gordon Saint-Denis
Title: Executive Vice President

[Signature Page to Amendment No. 2 to Second Amended & Restated Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 14, 2021, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

Citizens Bank, National Association
Name of Lender

By
/s/ Tyler J. McCarthy
Name: Tyler J. McCarthy
Title: SVP

[Signature Page to Amendment No. 2 to Second Amended & Restated Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 14, 2021, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

EAST WEST BANK
Name of Lender

By
/s/ David Acosta
Name: David Acosta
Title: Managing Director

[Signature Page to Amendment No. 2 to Second Amended & Restated Credit Agreement (New York Rangers)]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 14, 2021, AMONG NEW YORK RANGERS, LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

Santander Bank, N.A., as successor by merger to Webster Bank, N.A.
Name of Lender

By
/s/ Peter Donahue
Name: Peter Donahue
Title: Senior Managing Director

[Signature Page to Amendment No. 2 to Second Amended & Restated Credit Agreement (New York Rangers)]